                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 9, 2001



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



        Delaware                     0-20570                    59-2712887
(State or other jurisdiction     (Commission File             (IRS Employer
    of incorporation)                 Number)               Identification No.)



      152 West 57th Street, New York, NY                      10019
  (Address of principal executive offices)                  (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 24, 2001, the Registrant issued a press release announcing its results for the quarter ended September 30, 2001. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1   Press Release of USA Networks, Inc. dated October 24, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             USA NETWORKS, INC.


                                             By: /s/  JULIUS GENACHOWSKI
                                                ------------------------
                                             Name:    Julius Genachowski
                                             Title:   Senior Vice President and
                                                      General Counsel

         Date: November 9, 2001

                                  EXHIBIT INDEX

Exhibit  No.                  Description

99.1                 Press Release of USA Networks, Inc. dated October 24, 2001.